STOCKHOLDERS’ EQUITY	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
STOCKHOLDERS’ EQUITY	STOCKHOLDERS’ EQUITY
Common Stock
As of December 31, 2021, the Company was authorized to issue 600.0 million total shares of capital stock, consisting of 300.0 million shares of common stock and 300.0 million shares of preferred stock. As of December 31, 2021, there were 94.9 million shares of common stock outstanding and no shares of preferred stock outstanding.
A rollforward of share activity as of December 31, 2021 and December 31, 2020 was as follows:

Amount
(In thousands)
Outstanding shares as of December 31, 2019	410,525
Share issued related to equity compensation	200
Outstanding shares as of December 31, 2020	410,725
Share issued related to equity compensation	4,545
Cancellation of treasury shares	(22,000)
Total Produce share exchange	(337,088)
Shares issued to the C&C Parties	11,917
Primary IPO Transaction issuance	25,000
Secondary issuance	1,779
Balance as of December 31, 2021	94,878
Stock-Based Compensation
The Company’s primary stock-based compensation plan is the 2021 Omnibus Incentive Compensation Plan (“the Plan”), under which stock options and restricted stock units (“RSUs”) are issued. The purpose of the Plan is to benefit and advance the interests of Dole by attracting, retaining and motivating participants and to compensate participants for contributions to the success of the Company. Upon exercise of stock options or vesting of RSUs, new shares are issued from existing authorization. A total of 7,447,891 shares of the Company’s common stock were initially reserved for issuance pursuant to the Omnibus Plan. Upon the exercise of any option or vesting of any RSU, the related award is cancelled to the extent of the number of shares exercised or vested, and that number of shares is no longer available under the Plan. If any part of the award terminates without delivery of the related shares, the extent of the award will then be available for future grant under the Plan. As of December 31, 2021, there were 6,786,294 shares available for future grant under the Plan and 661,597 shares available for future issue under awards granted.
Compensation expense for stock options is determined based on the grant date fair value of the award, calculated using the Black Scholes options-pricing model. Company stock options generally vest over a three-year service period and expire ten years from the date of grant. Forfeitures are estimated on the date of grant based on historical forfeiture rates, and compensation expense is adjusted based on actual forfeitures. The weighted-average grant date fair value per share of stock options granted during 2021 was $4.47.
The following table summarizes the assumptions used for estimating the fair values of the stock options:

Assumption	December 31, 2021

Risk free interest rate	0.9%
Expected volatility	32.5%
Dividend yield	1.5%
Expected term (years)	6.5
The weighted-average grant date fair value per share of RSUs granted during 2021 was $15.88, based on the stock price per share on the date of grant.
For the year ended December 31, 2021, stock-based compensation expense related to the Plan was $0.8 million and was not material for the years ended December 31, 2020 and December 31, 2019. Stock-based compensation expense related to the Plan is recorded in selling, marketing, general and administrative expenses in the consolidated statements of operations. The total unrecognized compensation cost related to the unvested awards as of December 31, 2021 was $4.4 million and will be recognized over a weighted-average period of approximately 2.4 years.
Dividends Declared
The following table summarizes total dividends per share declared for the years ended December 31, 2021, December 31, 2020 and December 31, 2019:

Dividend	Paid Date	Amount (per share)

		(U.S. Dollars)
2020 Declared Final Dividend	5/28/2021	$0.03
2020 Declared Interim Dividend	1/29/2021	$0.01
2019 Declared Final Dividend	9/2/2020	$0.03
2019 Declared Interim Dividend	10/11/2019	$0.01
2018 Declared Final Dividend	6/6/2019	$0.03
On December 2, 2021, the Board of Directors of Dole plc declared a cash dividend for the third quarter of $0.08 per share, payable on January 7, 2022 to shareholders of record on December 17, 2021. See Note 27 “Subsequent Events” for additional detail.
The following table summarizes total dividends paid for the years ended December 31, 2021, December 31, 2020 and December 31, 2019:

	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019

	(U.S. Dollars in thousands)
Dividends	$(17,092)	$(11,875)	$(14,919)
Dole’s ability to declare and pay dividends is subject to limitations contained in its various debt agreements. As of December 31, 2021, Dole had $50.0 million available to declare or pay a dividend.
Accumulated Other Comprehensive Loss
Dole’s accumulated other comprehensive loss primarily consists of unrealized foreign currency translation gains and losses, unrealized derivative gains and losses and pension and postretirement obligation adjustments. A rollforward of the changes in accumulated other comprehensive loss, disaggregated by component, was as follows for the years ended December 31, 2021 and December 31, 2020:

	Changes in Accumulated Other Comprehensive Loss by Component
	Fair Value of Derivatives	Pension & Other Postretirement Benefits	Foreign Currency Translation	Total

	(U.S. Dollars in thousands)
Balance as of December 31, 2019	$—	$(65,065)	$(66,539)	$(131,604)
Other comprehensive income (loss) attributable to Dole plc before reclassifications, net of tax	(2,578)	(13,675)	17,759	1,506
Amounts reclassified from accumulated other comprehensive loss	—	1,295	—	1,295
Net other comprehensive income (loss) attributable to Dole plc	(2,578)	(12,380)	17,759	2,801
Balance as of December 31, 2020	$(2,578)	$(77,445)	$(48,780)	$(128,803)
Other comprehensive income (loss) attributable to Dole plc before reclassifications, net of tax	14,948	1,783	(27,669)	(10,938)
Amounts reclassified from accumulated other comprehensive loss	(3,739)	378	1,721	(1,640)
Reclassification of pension activity*	—	15,462	—	15,462
Net other comprehensive income (loss) attributable to Dole plc	11,209	17,623	(25,948)	2,884
Balance at December 31, 2021	$8,631	$(59,822)	$(74,728)	$(125,919)
*See Note 2 “Basis of Presentation and Summary of Significant Accounting Policies” for details on the reclassification of pension activity.
For the year ended December 31, 2021, amounts reclassified out of accumulated other comprehensive loss includes the following:
•The reclassification of gains of $3.7 million related to the fair value of cash flow hedges, of which $2.3 million was reclassified to cost of sales and $1.4 million was reclassified to equity in net earnings of investments accounted for under the equity method.
•The reclassification of net losses of $0.4 million related to pension and postretirement benefits, of which $2.1 million was reclassified into net periodic benefit cost, offset by a $1.7 million gain reclassified to equity in net earnings of investments accounted for under the equity method.
•The reclassification of losses of $1.7 million related to foreign currency translation which was reclassified to equity in net earnings of investments accounted for under the equity method.
For the year ended December 31, 2020, amounts reclassified out of accumulated other comprehensive loss includes $1.3 million of losses reclassified into net periodic benefit cost.